UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 4, 2020

E.Merge Technology Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-39416	85-1177400
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

533 Airport Blvd

Suite 400

Burlingame, CA 94010

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 736-6855

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one share of Class A Common Stock and one-third of one Redeemable Warrant	ETACU	The NASDAQ Stock Market LLC

Class A Common Stock, par value $0.0001 per share	ETAC	The NASDAQ Stock Market LLC

Warrants, each exercisable for one share Class A Common Stock for $11.50 per share	ETACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On August 4, 2020, E.Merge Technology Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 52,200,000 units (the “Units”). Each Unit consists of one share of Class A common stock of the Company, par value $0.0001 per share (“Class A Common Stock”) and one third of one redeemable warrant of the Company (each whole warrant, a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $522,000,000. The Company granted the underwriters in the IPO, a 45-day option to purchase up to 7,830,000 additional Units solely to cover over-allotments, if any.

On August 4, 2020, simultaneously with the consummation of the IPO, the Company completed the private sale of an aggregate of 1,200,000 Units (the “Private Placement Units”) to E.Merge Technology Sponsor LLC, the sponsor of the Company, generating gross proceeds to the Company of $12,000,000.

On August 4, 2020, a total of $522,000,000, comprised of $510,000,000 of the proceeds from the IPO (which amount includes $18,270,000 of the underwriters’ deferred discount) and $12,000,000 of the proceeds of the sale of the Private Placement Units, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee.

On September 4, 2020, the Company consummated the sale of an additional 7,800,000 Units that were subject to the underwriters’ over-allotment option at $10.00 per Unit, generating gross proceeds of $78,000,000. Following the closing of the over-allotment option, an aggregate amount of $600,000,000 has been placed in the Company’s trust account established in connection with the IPO.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press Release, dated September 4, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

E.Merge Technology Acquisition Corp.

	By:	/s/ Jeff Clarke
		Name:	Jeff Clarke
		Title:	Co-Chief Executive Officer and Chief Financial Officer

Dated: September 4, 2020